Contract Liability and Receivable	12 Months Ended
Dec. 31, 2019
Disclosure of revenue from contracts with customers [Abstract]
Contract Liability and Receivable
Contract Liability and Receivable

Regional licensing agreement
We entered into a regional licensing agreement (the "Licensing Agreement") with Adlai Nortye Biopharma Co., Ltd. ("Adlai") in November 2017. Under the terms of the Licensing Agreement, Adlai will have exclusive development and commercialization rights to pelareorep in China, Hong Kong, Macau, Singapore, South Korea and Taiwan. We are entitled to receive upfront license fees, development and regulatory milestone payments, royalties and sales-based milestone payments.

Warrant purchase agreement
We also entered into a warrant purchase agreement with Adlai. As at December 31, 2019, we were entitled to receive the following:

•
One common share purchase warrant of US$6 million whereby, upon exercise, Adlai may purchase our common shares priced at a 20% premium to the five-day weighted average closing price immediately preceding the exercise date. We have the right to call this warrant upon the enrollment of the 50th patient in the phase 3 metastatic breast cancer study. This common share purchase warrant expires on November 14, 2020.

Contract liability
Our contract liability balance at December 31, which we expect to record in revenue over the next five years, is as follows:

	2019 $	2018 $
Balance, beginning of the year	6,730,287	6,182,580
Regional licensing agreement	—	547,707
Revenue recognized in the year	—	—
Balance, end of the year	6,730,287	6,730,287

Contract liability - current	—	927,400
Contract liability - non-current	6,730,287	5,802,887
	6,730,287	6,730,287